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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                August 29, 2001
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 1-12739


                  ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
            (Exact Name Of Registrant As Specified In Its Charter)

            FLORIDA                                            59-2327381
(State Or Other Jurisdiction Of                               (IRS Employer
Incorporation Or Organization)                             Identification No.)

                             1810 NE 144th STREET
                             NORTH MIAMI, FL 33181
                   (Address Of Principal Executive Offices)


                                (305) 944-7710
                        (Registrant's Telephone Number,
                             Including Area Code)

                        (Former Name Or Former Address,
                         If Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 29, 2001, the Company, through its German subsidiary, completed the acquisition (the "Acquisition")of the outstanding capital stock of Intelek spol. s.r.o., a corporation organized in the Czech Republic ("Intelek") for a purchase price of $1,065,700, consisting of $639,420 in cash ($426,280 of which was paid at the closing), and the issuance of 139,398 shares of the Company's common stock, valued, for purposes of the acquisition, at $3.06 per share (which was the fair market value of the shares on the closing date). Founded in 1993, Intelek is a distributor and manufacturer of networking hardware and wireless networking products with offices in Brno and Prague, Czech Republic.

     The purchase price was determined in arms length negotiations between the Company and the sole shareholder of Intelek. The cash proceeds paid at the closing were derived from funds received by the Company in the private placement which the Company completed in June 2001.

     In connection with the Acquisition, Intelek's sole shareholder executed an employment agreement agreeing to continue to provide services to Intelek for not less than a two-year period.

     The Company will file an amendment to this Form 8-K amending the information regarding Intelek to include, if required, the financial and pro-forma information required by Items 7(a) and (b) of Form 8-K on or before November 12, 2001 (60 days after the date that the initial report on Form 8-K relating to the Acquisition is due).

     The foregoing is a summary of the information contained in the agreement relating to the Acquisition. Reference is made to the more detailed information contained therein and attached hereto as Exhibit 10.1.

     On September 4, 2001, the Company issued a press release announcing the closing of the Acquisition. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.1.
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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.

Exhibit No.  Description
-----------  -----------

10.1 Purchase Agreement among the Company's subsidiary AESP Computerzubehor GmbH and Intelek spol. s.r.o. dated August 29, 2001.

99.1         Press Release of the Company dated September 4, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 7th day of September, 2001.


                                             ADVANCED ELECTRONIC SUPPORT
                                             PRODUCTS, INC.


                                             /s/ Roy Rafalco
                                             -----------------------------------
                                             Roy Rafalco
                                             Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

10.1 Purchase Agreement among the Company's subsidiary AESP Computerzubehor GmbH and Intelek spol. s.r.o. dated August 29, 2001.

99.1         Press Release of the Company dated September 4, 2001.